SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): August 15, 2000

          Onyx Acceptance Grantor Trust 2000-B
------------------------------------------------------------------------------
        (Issuer with respect to Certificates)

         Onyx Acceptance Financial Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-92245                                (I.R.S. EmployerIdentification No.)
                                                 33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
27051 Towne Centre Drive
Foothill Ranch 92610
949 465-3900







Item 5.  Other Events

         On behalf of the Onyx Acceptance Owner Trust 2000-B, (the"Trust"), a trust created pursuant to the Trust Agreement dated as of April 1,2000 with Onyx Acceptance Financial Corporation as registrant and seller and Bankers Trust(Delaware) as Owner Trustee and The Chase Manhattan Bank as
Trust Agent, the registrant has caused to be filed with the Commission, the August 2000 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the
Onyx Acceptance Owner Trust 2000-B and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange
Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Securityholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19.Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 2000-B for the month of August 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation



         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Executive Vice President


Exhibit 19

Onyx Acceptance Owner Trust 2000-B                                                               Distribution Date Statement

    6.4125% Class A-1 Auto Loan Backed Notes                           $77,800,000
      7.02% Class A-2 Auto Loan Backed Notes                          $120,000,000
      7.29% Class A-3 Auto Loan Backed Notes                          $131,000,000
      7.38% Class A-4 Auto Loan Backed Notes                           $94,200,000
      7.56% Class B Auto Loan Backed Notes                             $27,000,000                                 29-Nov-99

            Total Securities Issued                                   $450,000,000

Collection Period Beginning on:                                           07/01/00
Collection Period Ending on:                                              07/31/00
Distribution Date:                                                        08/15/00

          1 Original Pool Balance of underlying Contracts                                                    $450,000,000.00
         1a Subsequent Contracts                                                                             $113,703,887.19
         1b Original Prefunded Amount                                                                         $92,572,240.33
          2 Collection Period Beginning Pool Balance of underlying Contracts                                 $420,089,752.08
          3 Securities Balance : Beginning                                                                   $420,089,751.10


            Net Collections for the Collection Period
          4 Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                             $15,997,483.13
          5 Full Prepayments through first 5 business days of current month (Precompute only)                      33,687.69
         5a Full Prepayments through first 5 business days of current month (Simple interest  only)             1,126,038.28
          6 Full Prepayments included in Prior Collection Period (Precompute only)                                115,464.40
         6a Full Prepayments included in Prior Collection Period (Simple Interest only)                           842,162.89
          7 Partial Prepayments of Rule of 78's contracts deposited to PayAhead Acct                                4,322.94
          8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                         0.00
          9 Capitalized Interest Amount                                                                                 0.00
         10 Net Liquidation Proceeds on Defaulted Contracts                                                       195,882.04
         11 Net Liquidation Proceeds first 5 business days of current month                                             0.00
         12 Net Liquidation Proceeds included in Prior Collection Period                                                0.00
         13 Net Insurance Proceeds                                                                                      0.00
         14 Net Insurance Proceeds first 5 business days of current month                                               0.00
         15 Net Insurance Proceeds included in Prior Collection Period                                                  0.00
         16 Aggregate Purchase Amount for Purchased Contracts (Repurchases)                                             0.00
         17 Reinvestment earnings on Funds in Collection Acct (ccma acct #012958)                                  68,577.08
        17a Prepayment Amount (Final Funding Period Distribution Date only) (236)                                       0.00
        17b Investment earnings on funds in Prefunding Account                                                          0.00
         18 Net Collections (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17+17a+17b)                               $16,459,717.99

            Computation of Regular Principal Distributable Amount
         19 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                          374,973.53
         20 Principal Collected: Payments only - Simple Interest contracts                                      5,120,763.05
         21 Principal Collected: Full Prepayments - S.I. thru month-end                                         3,865,175.15
         22 Full Prepayments through first 5 business days of current month: Simple Interest only               1,126,038.28
         23 Full Prepayments: Precompute only thru month end                                                      276,614.50
         24 Full Prepayments through first 5 business days of current month: Precompute only                       33,687.69
         25 Defaulted Contracts  (Liquidated Proceeds received)                                                   312,652.47
         26 Defaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month               0.00
         27 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                   0.00
         28  Defaulted Contracts                                                                                        0.00
         29 Repurchased Contracts                                                                                       0.00

         30 Regular Principal Distributable Amount  (Sum of 19 thru 29)                                       $11,109,904.67
        30a Subsequent Contracts sold to Trust during related Collection Period                                        $0.00
        30b Prefunded Contracts sold to Trust during related Collection Period                                         $0.00

         31 Collection Period Ending Pool Balance of underlying Contracts (2 - 30 + 30a + 30b)               $408,979,847.41
         32 Collection Period Ending Pool Balance as a percent of Original Pool Balance (31 / 1)                      90.88%

         33 Accelerated Principal Target Level                                                                           N/A
         34 Accelerated Principal Distributable Amount                                                                 $0.00

            Calculation of Class A Note Interest Distributable Amount
            Class A Note Interest Accrual Period begins
            Class A Note Interest Accrual Period ends

         35 Class A-1 Notes:   Outstanding Principal Amount as of end of prior Distribution Date              $47,889,751.10

         36 Class A-1 Note Interest Carryover Shortfall                                                                $0.00
         37 Class A-1 Note Interest Accrual over Interest Accrual Period @                                       $247,380.50

         38 Class A-1 Note Interest Distributable Amount (36 + 37)                                               $247,380.50

         39 Class A-2 Notes:   Outstanding Principal Amount as of end of prior Distribution Date             $120,000,000.00

         40 Class A-2 Note Interest Carryover Shortfall                                                                $0.00
         41 Class A-2 Note Interest Accrual over Interest Accrual Period @                                       $702,000.00

         42 Class A-2 Note Interest Distributable Amount (40 + 41)                                               $702,000.00

         43 Class A-3 Notes:   Outstanding Principal Amount as of end of prior Distribution Date             $131,000,000.00

         44 Class A-3 Note Interest Carryover Shortfall                                                                $0.00
         45 Class A-3 Note Interest Accrual over Interest Accrual Period @                                       $795,825.00

         46 Class A-3 Note Interest Distributable Amount (44 + 45)                                               $795,825.00

         47 Class A-4 Notes:   Outstanding Principal Amount as of end of prior Distribution Date              $94,200,000.00

         48 Class A-4 Note Interest Carryover Shortfall                                                                $0.00
         49 Class A-4 Note Interest Accrual over Interest Accrual Period @                                       $579,330.00

         50 Class A-4 Note Interest Distributable Amount (48 + 49)                                               $579,330.00

         51 Class A Note Interest Distributable Amount - Total all Class A Notes (38+43+46+50)                 $2,324,535.50

            Calculation of Class A Note Principal Distributable Amount
         52 Class A-1 Note original outstanding principal amount                                              $77,800,000.00
         53 Class A-1 Note outstanding principal amount: Beginning  (35)                                      $47,889,751.10
         54 Class A-1 Note Principal Carryover Shortfall for immediately preceding Distribution Date                   $0.00
         55 Class A-1 Note Percentage                                                                                   100%
         56 Class A-1 Note Percentage multiplied by Regular Principal Distributable Amount (must be <= 53-54) $11,109,904.67
         57 Class A-1 Note Accelerated Principal Distributable Amount                                                  $0.00
         58 Class A-1 Note Principal Distributable Amount (54 + 56 + 57)                                      $11,109,904.67

         59 Class A-1 Note outstanding principal amount: Ending (53 - 58)                                     $36,779,846.43
         60 Class A-1 Note Pool Factor  (59 / 52)                                                                   0.472749

         61 Class A-2 Note original outstanding principal amount                                             $120,000,000.00
         62 Class A-2 Note outstanding principal amount: Beginning (39)                                      $120,000,000.00
         63 Class A-2 Note Principal Carryover Shortfall for immediately preceding Distribution Date                   $0.00
         64 Class A-2 Note Percentage                                                                                     0%
         65 Class A-2 Note Percentage multiplied by Regular Principal Distributable Amount (must be <= 62-63)          $0.00
         66 Class A-2 Note Accelerated Principal Distributable Amount                                                  $0.00
         67 Class A-2 Note Principal Distributable Amount (63 + 65 + 66)                                               $0.00

         68 Class A-2 Note outstanding principal amount: Ending (62 - 67)                                    $120,000,000.00
         69 Class A-2 Note Pool Factor (68 / 61)                                                                    1.000000

         70 Class A-3 Note original outstanding principal amount                                             $131,000,000.00
         71 Class A-3 Note outstanding principal amount: Beginning (43)                                      $131,000,000.00
         72 Class A-3 Note Principal Carryover Shortfall for immediately preceding Distribution Date                   $0.00
         73 Class A-3 Note Percentage                                                                                     0%
         74 Class A-3 Note Percentage multiplied by Regular Principal Distributable Amount (must be <= 71-72)          $0.00
         75 Class A-3 Note Accelerated Principal Distributable Amount                                                  $0.00
         76 Class A-3 Note Principal Distributable Amount (72 + 74 + 75)                                               $0.00

         77 Class A-3 Note outstanding principal amount: Ending (71 - 76)                                    $131,000,000.00
         78 Class A-3 Note Pool Factor (77 / 70)                                                                    1.000000

         79 Class A-4 Note original outstanding principal amount                                              $94,200,000.00
         80 Class A-4 Note outstanding principal amount: Beginning (47)                                       $94,200,000.00
         81 Class A-4 Note Principal Carryover Shortfall for immediately preceding Distribution Date                   $0.00
         82 Class A-4 Note Percentage                                                                                     0%
         83 Class A-4 Note Percentage multiplied by Regular Principal Distributable Amount (must be <= 80-81)          $0.00
         84 Class A-4 Note Accelerated Principal Distributable Amount                                                  $0.00
         85 Class A-4 Note Principal Distributable Amount (81 + 83 + 84)                                               $0.00

         86 Class A-4 Note outstanding principal amount: Ending (80 - 85)                                     $94,200,000.00
         87 Class A-4 Note Pool Factor (86 / 79)                                                                    1.000000

         88 Class A Note Principal Distributable Amount - Total all Class A Notes  (58 + 67 + 76 + 85)        $11,109,904.67
         89 Class A Note outstanding principal amount - Total all Class A Notes: Ending   (60 + 69 + 78 + 87)$381,979,846.43
         90 Accelerated Principal Distributable Amount  (57 + 66 + 75 + 84)                                            $0.00
         91 Class A Note Distributable Amount - Total all Class A Notes (Principal & Interest) (88 + 51)      $13,434,440.17

         92 Memo: Class A Note Principal Carryover Shortfall - Total for immediately preceding Distribution Date       $0.00

            Calculation of Class B Note Interest Distributable Amount
         93 Class B Note Interest Accrual Period begins
         94 Class B Note Interest Accrual Period ends

         95 Class B Note Balance as of immediately preceding Distribution Date                                $27,000,000.00

         96 Class B Note Interest Carryover Shortfall                                                                  $0.00
         97 Class B Note Interest Accrual over Interest Accrual Period @                                         $170,100.00

         98 Class B Note Interest Distributable Amount (96 + 97)                                                 $170,100.00

            Calculation of Class B Note Principal Distributable Amount
         99 Original Class B Note Balance                                                                     $27,000,000.00
        100 Class B Note Balance: Beginning (95)                                                              $27,000,000.00
        101 Class B Note Principal Carryover Shortfall for immediately preceding Distribution Date                     $0.00
        102 Class B Note Percentage                                                                                       0%
        103 Class B Note Percentage multiplied by Regular Principal Distributable Amount                               $0.00
        104 Class B Note Principal Distributable Amount (101 + 103)                                                    $0.00

        105 Class B Note Balance: Ending (100 - 104)                                                          $27,000,000.00
        106 Class B Note Pool Factor (105 / 99)                                                                     1.000000

        107 Class B Note Distributable Amount  (Principal & Interest) (98 + 104)                                 $170,100.00

        108 Securities Balance (Class A Notes balance + Class B Notes Balance) - Beginning (3)               $420,089,751.10
        109 Principal Distribution Amount (88 + 104)                                                          $11,109,904.67
        110 Securities Balance (Class A Notes balance + Class B Notes Balance) - Ending (89 + 105)           $408,979,846.43

            Calculation of Total Distribution Amount
        111 Interest Distribution Amount                                                                       $2,494,635.50
        112 Principal Distribution Amount                                                                     $11,109,904.67
        113 Total Distribution Amount (111 + 112)                                                             $13,604,540.17

            NET COLLECTIONS PAYOUT ALLOCATION OF TOTAL DISTRIBUTION AMOUNT

        114 Reinvestment Earnings on Funds in Collection Acct Paid this Period to Servicer  (17)                  $68,577.08
        115 Servicing Fee Paid this Period to Servicer (1.0% / 12 x Beginning Pool Balance)                      $350,074.79

            Note Interest Paid Calculation
        116 Class A-1 Note Interest Carryover Shortfall (Beginning)  (36)                                              $0.00
        117 Interest Due on Above Beginning Shortfall                                                                  $0.00
        118 Class A-1 Note Interest Distributable Amount  (38)                                                   $247,380.50
        119 Class A-1 Note Interest Paid this Period  (Minimum of 118 and 18 -114 - 115)                         $247,380.50
        120 Class A-1 Note Interest Carryover Shortfall (Ending)  (118 - 119)                                          $0.00

        121 Class A-2 Note Interest Carryover Shortfall (Beginning)  (40)                                              $0.00
        122 Interest Due on Above Beginning Shortfall                                                                  $0.00
        123 Class A-2 Note Interest Distributable Amount  (42)                                                   $702,000.00
        124 Class A-2 Note Interest Paid this Period  (Minimum of 123 and 18 - 114 - 115 -118)                   $702,000.00
        125 Class A-2 Note Interest Carryover Shortfall (Ending)  (123 - 124)                                          $0.00

        126 Class A-3 Note Interest Carryover Shortfall (Beginning)  (44)                                              $0.00
        127 Interest Due on Above Beginning Shortfall                                                                  $0.00
        128 Class A-3 Note Interest Distributable Amount  (46)                                                   $795,825.00
        129 Class A-3 Note Interest Paid this Period  (Minimum of 128 and 18 - 114 - 115 - 118 - 123)            $795,825.00
        130 Class A-3 Note Interest Carryover Shortfall (Ending)  (128 - 129)                                          $0.00

        131 Class A-4 Note Interest Carryover Shortfall (Beginning)  (48)                                              $0.00
        132 Interest Due on Above Beginning Shortfall                                                                  $0.00
        133 Class A-4 Note Interest Distributable Amount  (50)                                                   $579,330.00
        134 Class A-4 Note Interest Paid this Period  (Minimum of 133 and 18 - 114 - 115 - 118- 123 - 128)       $579,330.00
        135 Class A-4 Note Interest Carryover Shortfall (Ending)  (133 - 134)                                          $0.00

        136 Class A Note Interest Carryover Shortfall (Beginning)  (116 + 121 + 126 + 131)                             $0.00
        137 Interest Due on Above Beginning Shortfall  (117 + 122 + 127 + 132)                                         $0.00
        138 Class A Note Interest Distributable Amount  (51)                                                   $2,324,535.50
        139 Class A Note Interest Paid this Period   (119 + 124 + 129 + 134)                                   $2,324,535.50
        140 Class A Note Interest Carryover Shortfall (Ending)  (120 + 125 + 130 + 135)                                $0.00

            Class B Note Interest Paid Calculation
        141 Class B Note Interest Carryover Shortfall (Beginning)  (96)                                                $0.00
        142 Interest Due on Above Beginning Shortfall                                                                  $0.00
        143 Class B Note Interest Distributable Amount  (98)                                                     $170,100.00
        144 Class B Note Interest Paid this Period  (Minimum of 143 and 18 - 114 - 115 - 139)                    $170,100.00
        145 Class B Note Interest Carryover Shortfall (Ending)  (143 - 144)                                            $0.00

            Class A Note Principal Paid Calculation
        146 Class A-1 Note Principal Carryover Shortfall (Beginning)  (54)                                             $0.00
        147 Class A-1 Note Principal Distributable Amount  (58)                                               $11,109,904.67
        148 Class A-1 Note Principal Paid this Period  (Minimum of 147 and 18 - 114 - 115 - 139 - 144)        $11,109,904.67
        149 Class A-1 Note Principal Carryover Shortfall (Ending)  (147 - 148)                                         $0.00

        150 Class A-2 Note Principal Carryover Shortfall (Beginning)  (63)                                             $0.00
        151 Class A-2 Note Principal Distributable Amount  (67)                                                        $0.00
        152 Class A-2 Note Principal Paid this Period  (Minimum of 151 and 18 - 114 - 115 - 139 - 144 - 147)           $0.00
        153 Class A-2 Note Principal Carryover Shortfall (Ending)  (151 - 152)                                         $0.00

        154 Class A-3 Note Principal Carryover Shortfall (Beginning)  (72)                                             $0.00
        155 Class A-3 Note Principal Distributable Amount  (76)                                                        $0.00
        156 Class A-3 Note Principal Paid this Period  (Minimum of 155 and 18 - 114 - 115 - 139 - 144 - 147 - 151)     $0.00
        157 Class A-3 Note Principal Carryover Shortfall (Ending)  (155-156)                                           $0.00

        158 Class A-4 Note Principal Carryover Shortfall (Beginning)  (81)                                             $0.00
        159 Class A-4 Note Principal Distributable Amount  (85)                                                        $0.00
        160 Class A-4 Note Principal Paid this Period                                                                  $0.00
        161 Class A-4 Note Principal Carryover Shortfall (Ending)  (159 - 160)                                         $0.00

        162 Class A Note Principal Carryover Shortfall (Beginning)  (146 + 150 + 154 + 158)                            $0.00
        163 Class A Note Principal Distributable Amount  (88)                                                 $11,109,904.67
        164 Class A Note Principal Paid this Period  (148 + 152 + 156 + 160)                                  $11,109,904.67
        165 Class A Note Principal Carryover Shortfall (Ending)  (149 + 153 + 157 + 161)                               $0.00

            Class B Note Principal Paid Calculation
        166 Class B Note Principal Carryover Shortfall (Beginning)  (101)                                              $0.00
        167 Class B Note Principal Distributable Amount  (104)                                                         $0.00
        168 Class B Note Principal Paid this Period  (Minimum of 167 and 18 - 114 - 115 - 139 - 144 - 164))            $0.00
        169 Class B Note Principal Carryover Shortfall (Ending)  (167 - 168)                                           $0.00

            Summary of Distributions Paid from Net Collections this Period
        170 Reinvestment Earnings on Funds in Collection Account Payable to Servicer  (17)                        $68,577.08
        171 Servicing Fee Payable to Servicer (1.0% / 12 x Beginning Pool Balance)                               $350,074.79
        172 Class A Note Interest Distributable Amount Paid this Period  (139)                                  2,324,535.50
        173 Class B Note Interest Distributable Amount Paid this Period  (144)                                    170,100.00
        174 Class A Note Principal Distributable Amount Paid this Period  (164)                               $11,109,904.67
        175 Class B Note Principal Distributable Amount Paid this Period (168)                                         $0.00
        176 Surety Fee Payable to Insurer                                                                          65,113.91
        177 Reinsurance Fee Payable to Insurer                                                                     31,968.75

        178 Total Distributions from Collection Account   (Sum of 170 thru 177)                               $14,120,274.70

        179 Total Excess Spread Available for Deposit to Spread Account   (18- 178)                            $2,339,443.29

            SPREAD ACCOUNT RECONCILIATION
        180      Initial Deposit                                                                                       $0.00
        181 Deposits to Spread Account Prior Collection Periods                                                $6,782,305.85
        182 Deposit to Spread Account this Collection Period    (179)                                          $2,339,443.29
        183 Reinvestment Earnings on Funds in Spread Acct                                                         $26,476.27
        184 Draws from Spread Account Prior Periods                                                                    $0.00

        185 Spread Account Balance     (180 + 181 + 182 + 183 - 184)                                           $9,148,225.41

        186 Required Spread Account Balance                                                                    $9,000,000.00
       186a Required Spread Account Cash Balance                                                               $8,993,891.55
        187 Draws from Spread Account this Collection Period                                                     $154,333.86
        188 Spread Account Balance net of Draws this Collection Period                                         $8,993,891.55

            Delinquency Statistics
        189 Number of Accts Delinquent 30 - 59 Days                                                                      442
        190 Number of Accts Delinquent 60 - 89 Days                                                                      172
        191 Number of Accts Deliquent 90 Days and Over                                                                    94
        192 Total Number of Delinquent Accounts 30 Days and Over  (189 + 190 + 191)                                      708

        193 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                      $5,147,180
        194 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                    $1,964,905
        195 Aggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                $1,173,156
        196 Total Aggregate Net Outstanding Balance of Delinquent Loans   (193 + 194 + 195)                       $8,285,241

        197  Policy Claim Amount                                                                                       $0.00
        198 Deposit Coverage Amount (Reinsurance)                                                             $13,500,000.00

            Repossession Statistics
        199 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                         89
        200 Number of Accounts Repossessed During Collection Period                                                       62
        201 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                         27
        202 Number of Accounts in Repo Inventory @ End of Collection Period (199 + 200 - 201)                            124

        203 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period   $1,060,027.72
        204 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                782,490.24
        205 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                    360,348.47
        206 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period         $1,482,169.49

            Accounts Outstanding Statistics
        207 Original Accounts Outstanding - Initial + Subsequent                                                      29,495
       207a Original Accounts Outstanding - Total                                                                     36,891
        208 Remaining Number of Accounts Outstanding @  End of Collection Period                                      34,994

            Calculation of Net Yield
        209 Interest Collected on Contracts                                                                     5,398,006.67
        210 Interest Collected on Contracts - Prior Collection Period                                           5,699,288.16
        211 Interest Collected on Contracts - Two Collection Periods Ago                                        5,297,918.46
        212 Liquidated Contract Balances (less Liquidation proceeds)                                              116,770.43
        213 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                     51,062.11
        214 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                  13,250.62
        215 Interest Paid to Securityholders  (111)                                                             2,494,635.50
        216 Interest Paid to Securityholders - Prior Collection Period                                          2,580,535.38
        217 Interest Paid to Securityholders - Two Collection Periods Ago                                       2,630,717.76
        218 Servicing Fees Paid to Servicer  (171)                                                               $350,074.79
        219 Servicing Fees Paid to Servicer -  Prior Collection Period                                           $358,891.87
        220 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                         $290,893.39
        221 Ending Pool Balance  (31)                                                                        $408,979,847.41
        222 Ending Pool Balance - Prior Collection Period                                                    $420,089,752.08
        223 Ending Pool Balance - Two Collection Periods Ago                                                 $430,670,242.83

        224            Net Yield                                                                                       7.15%

               A.P.R. Statistics
        225 Original Dollar Weighted A.P.R. of Initial + Subsequent Contracts only                                    15.27%
       225a Original Dollar Weighted A.P.R. of Prefunded Contracts only                                                  N/A
        226 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                     15.25%


            Credit Loss Statistics
        227 Gross Credit Losses during Collection Period  (25 + 26 + 27 + 28))                                   $312,652.47
        228 Recoveries during Collection Period  (10+11-12)                                                       195,882.04

        229 Net Credit Losses during Collection Period   (227 - 228)                                             $116,770.43

        230 Cumulative Net Credit Losses                                                                         $185,452.00
        231 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (230  /  1)                      0.04%
        232 Memo:  Cram Down Losses                                                                                    $0.00

        233 Remaining Weighted Average Maturity (Months)                                                                53.7

            Calculation of Remaining Prefunded Amount
        234 Prefunded Amount at Beginning of Collection Period                                                         $0.00
        235 Prefunded Contracts sold to Trust during related Collection Period (30b)                                   $0.00
        236 Prepayment Amount Released to Collection Account to be Paid to A1 Noteholders                              $0.00
        237 Remaining Prefunded Amount (234-235-236) (If less than zero, set to zero)                                  $0.00

            Calculation of Capitalized Interest Amount
        238 Portions of Class A Note Interest Distributable Amt & Class B Note Interest Distributable Amt              $0.00
        239 Portions of Insurance Premium allocable to Prefunded Acct balance                                          $0.00
        240 Earnings on investment of funds in Prefunding Account (17b)                                                $0.00
        241 Capitalized Interest Amount  to be withdrawn from Capitalized Interest Acct                                $0.00

            Calculation of Maximum Capitalized Interest Amount
        242 Portions of Class A Note Interest Distributable Amt & Class B Note Interest Distributable                  $0.00
        243 Portions of Insurance Premium allocable to Prefunded Acct balance thru Aug 15 Distribution Date            $0.00
        244 Earnings to be received on investment of Prefunded Amount                                                  $0.00
        245 Maximum Capitalized Interest Amount (242+243-244)                                                          $0.00

            Calculation of Capitalized Interest Account Balance
        246 Initial Capitalized Interest Amount                                                                $1,345,600.00
        247 Withdrawals from Capitalized Interest Account in Current Collection Period (241)                           $0.00
        248 Withdrawals and Releases from Capitalized Interest Account in Prior Collection Periods (241)       $1,356,158.32
        249 Earnings on Capitalized Interest Account this Collection Period                                        $1,535.89
        250 Earnings on Capitalized Interest Account in Prior Collection Periods                                  $10,558.32
        251 Capitalized Interest Account Balance (246-247-248+249+250)                                             $1,535.89

            Calculation of Additional Funds to be Released from Capitalized Interest Account
        252 Capitalized Interest Account Balance (251)                                                             $1,535.89
        253 Maximum Capitalized Interest Amount (245)                                                                  $0.00
        254 Release to Seller (if 252-253 > 0 only)                                                                $1,535.89




I certify that the computations  reflected above for the collection period ended are accurate and have been prepared in accordance with the Sales and Servicing Agreement dated April 1, 2000.

            By :   ______________________________________          Date:  _______________

                 Name: Don Duffy
            Title:  Executive Vice President
